UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-04893

THE TAIWAN FUND, INC.
(Exact name of registrant as specified in charter)
C/O STATE STREET BANK AND TRUST COMPANY,
2 AVENUE DE LAFAYETTE, P.O. BOX 5049,
BOSTON, 02111
(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

State Street Bank and Trust Company	Leonard B. Mackey, Jr., Esq.
Attention: Elizabeth A. Watson	Clifford Chance US LLP
Assistant Secretary	31 West 52nd Street
2 Avenue de Lafayette, P.O. Box 5049	New York, New York 10019-6131
Boston, Massachusetts 02111
Registrant’s telephone number, including area code: 1-800-636-9242
Date of fiscal year end: August 31
Date of reporting period: February 28, 2010

Item 1. Report to Stockholders.

2

THE TAIWAN FUND, INC Semi-Annual Report February 28, 2010 (Unaudited) THE TAIWAN FUND, INC. WHAT’S INSIDE Page Chairman’s Statement 2 Report of the Investment 3 Manager Portfolio Snapshot 6 Sector Allocation 7 Investments 8 Financial Statements 10 Notes to Financial 13 Statements Other Information 17 Summary of Dividend 21 Reinvestment and Cash Purchase Plan

  Chairman’s Statement

Dear Stockholders,

I am pleased to present The Taiwan Fund, Inc.’s semi-annual report for the six months ended February 28, 2010.

During this period, the Fund’s net asset value (“NAV”) increased by 9.12%* in U.S. dollar terms, whereas the Taiwan Stock Exchange Index (the “TAIEX”) was up by 11.81%. In the same period, the Fund underperformed the TAIEX by 2.69% primarily due to its cash allocation.

Looking ahead, the Board maintains its confidence in the economic prospects of Taiwan as the signing of Economic Cooperation Framework Agreement (“ECFA”) with China is planned in June. We expect the free trade agreement will put Taiwan at least on the same footing with other regional countries.

On behalf of the Board, I thank you for your interest and continued support and look forward to sharing with you the results of the Fund over the longer term.

Sincerely,

Harvey Chang
Chairman

 * Returns for the Fund are historical total returns that reflect changes in net asset value per share during each period and assume that dividends and capital gains, if any, were reinvested. Returns for the TAIEX are not total returns and reflected only changes in share price but do not assume that cash dividends, if any, were reinvested, and thus are not strictly comparable to the Fund returns. Past performance is not indicative of future results of the Fund.

  Report of the Investment Manager

Investment Performance

The Fund’s net asset value (NAV) increased by 9.12%* in U.S. dollar terms for the semi-annual period ended February 28, 2010. In the same period, the Taiwan Stock Exchange Index (TAIEX) increased by 11.81% in U.S. dollar terms and the Fund underperformed the TAIEX by 2.69%.

The underperformance of the Fund was primarily due to cash allocation. As to sector allocation, an underweight position in the handset sector contributed most positively to the performance. In terms of stock selection, stock picking in the handset sector contributed positively to the Fund’s performance in the same period.

Market review

The Taiwan equity market was very volatile during the six-month period ended February 28, 2010. Nevertheless, with the abundant liquidity the TAIEX began the period at 6,825.95, reached 8,356.89 in mid-January, corrected to 7,080.90 in early February and subsequently rebounded to 7,436.10 at the end of the period.

In terms of sector performance, the cement and the auto sectors underperformed while the glass and the plastic sectors outperformed the TAIEX. In terms of Fund flows, during the Fund’s semi-annual period end, proprietary traders and local institutions were net sellers of NT$11.46 billion and NT$33.13 billion, respectively, while foreign investors were net buyers of NT$164.30 billion. Long margin increased from NT$52.22 million to NT$252.6 billion, representing 1.32% of the total market capitalization.

Economic Outlook

For 2009 as a whole, Taiwan’s real gross domestic product (“GDP”) decreased by 1.87 and net exports contributed 1.48 percentage points

 * Returns for the Fund are historical total returns that reflect changes in net asset value per share during each period and assume that dividends and capital gains, if any, were reinvested. Returns for the TAIEX are not total returns and reflect only changes in share price but do not assume that cash dividends, if any, were reinvested, and thus are not strictly comparable to the Fund’s returns. Past performance is not indicative of future results of the Fund.

to the change in real GDP. Meanwhile, real domestic demand declined by 3.82% and contributed -3.34 percentage points to the change in real GDP.

In the fourth quarter of 2009, the external sector showed brilliant performance with the real exports of goods and services advancing by 19.06%. Combining with 5.23% growth in the domestic sector, the preliminary real GDP increased by 9.22% from the same quarter of one year ago. Meanwhile, the GDP growth rate of the third quarter was revised to -0.98% (formerly -1.29%). Expressed as a seasonally adjusted annual rate, the real GDP increased 18.02% in the fourth quarter.

In terms of the outlook for 2010, the latest world economic projection shows that global recovery will be on the track in 2010. Taiwan’s exports are anticipated to continue to rebound. Taiwan’s real GDP is predicted to grow by 4.72% and consumer price index (“CPI”) is expected to rise by 1.27%.

Investment Outlook and Strategy

Taiwan’s equity market has been one of the best performing markets in Asia. The TAIEX, with its underlying themes of liquidity and linkage to China, is primarily driven by the influx of liquidity. Taiwan’s central bank has held the policy discount rate at 1.25% since February 19, 2009. We expect no major changes to Taiwan’s monetary policy for the rest of 2010, given that unemployment is still close to a cyclical peak leaving little room for rate hikes.

While there has been incremental progress in the economic cooperation framework (ECFA) negotiations, we still believe that progress will take time given the signing is likely to take place in mid-2010. We believe the ECFA will only put Taiwan on an equal footing with its regional trading partners, but will not provide a significant boost to its GDP growth.

From a top-down view, we find that many economic indicators are peaking. However, the profitability growth (especially in the tech companies) could decelerate on the back of rising costs (driven by RMB appreciation and wage re-pricing activities). We note that the TAIEX has already experienced more than 12 months of earnings upgrades; hence we are concerned that the breadth and pace of earnings revisions will likely narrow or at least decelerate, making stock selection more important than market direction. Our investment strategy continues to be through an overweight position in high RMB exposure companies and dividend plays.

In the year ahead, we believe that the Taiwan stock market and healthier cross-strait economic conditions will provide good investment opportunities for investors.

Thank you for your support.

Sincerely,

Shirley Yang
Portfolio Manager

  Portfolio Snapshot*

Top Ten Equity Holdings

Holdings As Of February 28, 2010%

Taiwan Semiconductor Manufacturing Co., Ltd.	7.4

Hon Hai Precision Industry Co., Ltd.	6.1

MediaTek, Inc.	4.0

Chunghwa Telecom Co., Ltd.	3.6

Nan Ya Plastics Corp.	3.5

Synnex Technology International Corp.	3.4

China Steel Corp.	3.2

Taiwan Mobile Co., Ltd.	3.2

Cathay Financial Holding Co., Ltd.	3.2

Far EasTone Telecommunications Co., Ltd.	3.1

Top Ten Equity Industry Weightings

Weightings As Of February 28, 2010%

IC Design	10.4

Telecommunications	9.9

Semiconductor Manufacturing	9.4

Financial Services	9.1

Optoelectronics	7.2

Plastics	7.1

Other Electronic	6.1

PC & Peripherals	6.1

Electronics Distribution	5.4

Food	4.3

Top Ten Equity Holdings

Holdings As Of August 31, 2009%

Taiwan Semiconductor Manufacturing Co., Ltd.	7.8

MediaTek, Inc.	5.7

Hon Hai Precision Industry Co., Ltd.	5.4

Chunghwa Telecom Co., Ltd.	3.9

Cheng Shin Rubber Industry Co., Ltd.	3.5

Synnex Technology International Corp.	3.4

China Steel Corp.	3.2

Fubon Financial Holding Co., Ltd.	2.9

Formosa Petrochemical Corp.	2.6

Au Optronics Corp.	2.6

Top Ten Equity Industry Weightings

Weightings As Of August 31, 2009%

Semiconductor Manufacturing	10.6

IC Design	8.7

Telecommunications	8.1

Financial Services	8.1

Optoelectronics	6.2

PC & Peripherals	5.4

Other Electronic	5.4

Electronics Distribution	4.9

Rubber	4.8

Food	4.5

*	Percentages based on total net assets.

  Sector Allocation

Fund holdings are subject to change and percentages shown above are based on total net assets as of February 28, 2010. The pie chart illustrates the allocation of the investment by sector. A complete list of holdings as of February 28, 2010 is contained in the Schedule of Investments included in this report. The most current available data regarding portfolio holdings and industry allocation can be found on our website, www.thetaiwanfund.com. You may also obtain updated holdings by calling (877)-864-5056.

  The Taiwan Fund, Inc.
  Schedule of Investments/February 28, 2010 (Showing Percentage of Net Assets) (unaudited)

		US$
		VALUE
	SHARES	(NOTE 1)

COMMON STOCKS — 94.2%

BASIC INDUSTRIES — 28.9%
Automobiles, Tires & Accessories — 0.6%
Yulon Nissan Motor Co., Ltd.*	900,000	$1,686,492

Cement — 0.7%
Asia Cement Corp.	2,000,500	1,833,805

Chemicals — 1.5%
China Steel Chemical Corp.	1,600,000	4,225,427

Electric & Machinery — 0.7%
Yungtay Engineering Co., Ltd.	2,500,000	1,933,120

Food — 4.3%
Great Wall Enterprise Co., Ltd.	5,500,355	5,350,723
Uni-President Enterprises Corp.	6,000,000	6,659,911

		12,010,634

Glass — 0.6%
Taiwan Glass Industrial Corp.	2,000,000	1,789,695

Iron & Steel — 3.2%
China Steel Corp.	9,000,500	9,036,280

Petroleum Services — 3.4%
China Petrochemical Development Corp.*	7,500,000	2,735,989
Formosa Petrochemical Corp.	2,700,500	6,837,028

		9,573,017

Plastics — 7.1%
Formosa Chemicals & Fibre Corp.	2,000,000	4,521,007
Formosa Plastics Corp.	2,500,000	5,394,029
Nan Ya Plastics Corp.	5,000,000	9,899,447

		19,814,483

Retail — 2.4%
President Chain Store Corp.	2,840,000	6,676,623

Rubber — 2.1%
Cheng Shin Rubber Industry Co., Ltd.	3,000,000	5,799,361

Textile — 1.2%
Far Eastern Textile, Ltd.	3,060,000	3,310,687

Transportation — 1.1%
U-Ming Marine Transport Corp.	1,600,000	3,038,117

TOTAL BASIC INDUSTRIES		80,727,741

FINANCE — 9.1%
Financial Services — 9.1%
Cathay Financial Holding Co., Ltd.*	5,500,622	8,866,853
First Financial Holding Co., Ltd.	10,000,512	5,378,715
Fubon Financial Holding Co., Ltd.*	7,000,000	7,748,071
Taishin Financial Holdings Co., Ltd.*	10,255,509	3,453,410

TOTAL FINANCE		25,447,049

MISCELLANEOUS — 1.2%
Athletic Footware — 1.2%
Pou Chen Corp.	4,500,000	3,318,264

TECHNOLOGY — 55.0%
Computer Service & Software — 0.5%
Soft-World International Corp.	300,000	1,389,040

Electronics Distribution — 5.4%
Synnex Technology International Corp.	4,500,000	9,484,761
WPG Holdings Co., Ltd.	3,500,000	5,641,905

		15,126,666

IC Design — 10.4%
ALI Corp.	1,200,000	2,480,630
MediaTek, Inc.	700,400	11,028,201
Novatek Microelectronics Corp. Ltd.	1,700,382	4,787,419
Ralink Technology Corp.	850,000	2,782,758
Realtek Semiconductor Corp.	1,300,000	3,404,786
RichTek Technology Corp.	501,250	4,680,782

		29,164,576

Optoelectronics — 7.2%
Au Optronics Corp.	6,800,715	6,997,384
Everlight Electronics Co., Ltd.	800,239	2,317,942
Innolux Display Corp.	4,000,000	5,687,115
Largan Precision Co., Ltd.	400,000	5,157,066

		20,159,507

Other Electronic — 6.1%
Hon Hai Precision Industry Co., Ltd.	4,300,005	17,027,068

PC & Peripherals — 6.1%
Chicony Electronics Co., Ltd.	1,300,790	3,167,564
Clevo Co.*	1,650,000	3,097,046
Lite-On Technology Corp.	3,500,000	4,506,976
Quanta Computer, Inc.	3,030,000	6,188,012

		16,959,598

The accompanying notes are an integral part of the financial statements.

  Schedule of Investments/February 28, 2010 (unaudited) (continued)

		US$
		VALUE
	SHARES	(NOTE 1)

TECHNOLOGY — (continued)

Semiconductor Manufacturing — 9.4%
Formosa Advanced Technologies Co., Ltd.	1,467,000	$2,113,194
Siliconware Precision Industries Co.	3,000,074	3,484,379
Taiwan Semiconductor Manufacturing Co., Ltd.	11,200,426	20,534,259

		26,131,832

Telecommunications — 9.9%
Chunghwa Telecom Co., Ltd.	5,454,639	10,170,315
Far EasTone Telecommunications Co., Ltd.	7,000,000	8,337,361
Taiwan Mobile Co., Ltd.	4,800,000	8,994,622

		27,502,298

TOTAL TECHNOLOGY		153,460,585

TOTAL COMMON STOCKS (Identified Cost — $200,097,708)		262,953,639

TOTAL INVESTMENTS — 94.2% (COST — $200,097,708)		$262,953,639

OTHER ASSETS AND LIABILITIES, NET — 5.8%		16,139,868

NET ASSETS — 100.0%		$279,093,507

Legend:
US $ – United States dollar

*	Non-income producing

Income Tax Information:
At February 28, 2010, the aggregate cost basis of the Fund’s investment securities for income tax purposes was $200,097,708.
Net unrealized appreciation of the Fund’s investment securities was $62,855,931 of which $67,851,507 related to appreciated investment securities and $4,995,576 related to depreciated investment securities. In addition, as of August 31, 2009, the Fund’s last fiscal year end, the Fund elected to defer net capital losses of $43,257,605 and net foreign currency losses of $435,644 arising between November 1, 2008 and August 31, 2009.

The accompanying notes are an integral part of the financial statements.

  Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2010 (unaudited)

Assets
Investments in securities, at value (cost $200,097,708) (Notes 1 and 2) — See accompanying schedule		$262,953,639
Cash		140,441
Cash in New Taiwan dollars (cost $16,335,826)		16,334,788
Prepaid expenses		13,525
Other assets		1,544

Total assets		279,443,937

Liabilities
Accrued management fee (Note 3)	$148,019
Accrued compliance services fees	7,882
Other payables and accrued expenses	194,529

Total liabilities		350,430

Net Assets		$279,093,507

Net Assets consist of (Note 1):
Paid in capital		$287,825,966
Undistributed net investment loss		(3,438,987)
Accumulated net realized loss on investments in securities and foreign currency		(68,148,365)
Net unrealized appreciation on investment securities and foreign currency		62,854,893

Net Assets		$279,093,507

Net Asset Value, per share ($279,093,507/18,575,112 shares outstanding)		$15.03

STATEMENT OF OPERATIONS
For the Six Months Ended February 28, 2010 (unaudited)

Investment Income
Dividends		$254,984
Interest		10,087

		265,071
Less: Taiwan witholding tax (Note 1)		(16,812)

Total Income		248,259
Expenses:
Management fee (Note 3)
Basic fee	$1,422,663
Performance adjustment	(438,947)
Directors compensation (Note 3)	248,250
Custodian fees and expenses	190,573
Administration and accounting fees (Note 3)	139,962
Legal	139,814
Shareholder communications	70,003
Audit	45,578
Insurance fees	37,533
Delaware franchise tax	34,299
CCO Compliance expense	26,551
Miscellaneous	13,720
Transfer agent fees	8,912

Total expenses		1,938,911

Net Expenses		1,938,911

Net investment loss		(1,690,652)

Realized and Unrealized Gain on Investment and Foreign Currency Transactions (Note 1)
Net realized gain on:
Investment securities	11,821,115
Foreign currency transactions	1,152,572

		12,973,687
Change in net unrealized appreciation (depreciation) on:
Investment securities	12,052,872
Assets and liabilities denominated in foreign currencies	5,808

		12,058,680

Net realized and unrealized gain		25,032,367

Net increase in net assets resulting from operations		$23,341,715

The accompanying notes are an integral part of the financial statements.

  Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	February 28, 2010	August 31, 2009
	(Unaudited)

Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,690,652)	$3,426,079
Net realized gain (loss) on investments and foreign currency transactions	12,973,687	(81,913,015)
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	12,058,680	46,832,774

Net increase (decrease) in net assets resulting from operations	23,341,715	(31,654,162)

Distributions to stockholders
From net investment income	(1,312,691)	(832,006)
Distributions in excess of net investment income	—	(2,329,264)

Total distributions to stockholders	(1,312,691)	(3,161,270)

Capital stock transactions:
Reinvestment of distributions from net investment income	2,435	—

Total capital stock transactions	2,435	—

Total increase (decrease) in net assets	22,031,459	(34,815,432)

Net Assets
Beginning of period	257,062,048	291,877,480

End of period	$279,093,507	$257,062,048

Undistributed net investment loss end of period	$(3,438,987)	$(435,644)

The accompanying notes are an integral part of the financial statements.

  Financial Statements (continued)

FINANCIAL HIGHLIGHTS

	Six Months Ended		Year Ended August 31,
	February 28, 2010		2009	2008	2007	2006		2005
	(Unaudited)

Selected Per Share Data
Net asset value, beginning of period	$13.84		$15.71	$23.73	$17.39	$14.76		$12.78

Income from Investment Operations:
Net investment income (loss)(a)	(0.09)		0.18	0.27	0.16	0.00	*	0.08
Net realized and unrealized gain (loss) on investments	1.35		(1.88)	(4.91)	6.18	2.68		1.93

Total from investment operations	1.26		(1.70)	(4.64)	6.34	2.68		2.01

Less Distributions:
From net investment income	(0.07)		(0.04)	(0.43)	—	(0.05)		(0.03)
From net realized gains	—		—	(2.76)	—	—		—
In excess of net investment income	—		(0.13)	—	—	—		—

Total distributions	(0.07)		(0.17)	(3.19)	—	(0.05)		(0.03)

Capital Share Transactions:
(Dilution) to net asset value, resulting from issuance of shares in stock dividend	—		—	(0.19)	—	—		—

Net asset value, end of period	$15.03		$13.84	$15.71	$23.73	$17.39		$14.76

Market value, end of period	$13.22		$12.14	$14.32	$21.43	$15.83		$13.34

Total return
Per share market value	9.42	%†	(13.68)%	(20.29)%	35.38%	19.05%		21.68%

Ratio and Supplemental Data
Net Assets, end of period (000s)	$279,094		$257,062	$291,877	$388,316	$284,561		$241,554
Ratio of expenses before fee waiver(b)	1.36	%(e)	1.79%	1.97%	1.94%	1.92	%(d)	2.23	%(c)
Ratio of expenses before fee waiver, excluding stock dividend tax expense	1.36	%(e)	1.66%	1.87%	1.82%	1.77	%(d)	1.93	%(c)
Ratio of expenses after fee waiver	1.36	%(e)	1.63%	1.71%	1.82%	1.77	%(d)	1.93	%(c)
Ratio of net investment income (loss)	(2.42	)%(e)	1.61%	1.35%	0.80%	0.02	%(d)	0.45	%(c)
Portfolio turnover rate	39	%†	109%	85%	78%	110%		80%

(a)	Based on average shares outstanding during the period.
(b)	Expense ratio includes 20% tax paid on stock dividends received by the Fund.
(c)	Ratio includes charge to the Management fee. Without this charge the ratios would be 2.00%, 1.70% and 0.68%, respectively.

(d)	Ratio includes a one-time charge of $154,000 to the management fee as a further revision to correct errors in the calculation of performance fee adjustments for the fiscal years prior to 2000. Without this reduction the ratios would be 1.98%, 1.82% and - 0.04%, respectively.

(e)	Annualized
†	Not Annualized
*	Amount represents less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

  Notes to Financial Statements (unaudited)

1.	Significant Accounting Policies

The Taiwan Fund, Inc. (the “Fund”), a Delaware corporation, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified closed-end management investment company.

The Fund concentrates its investments in securities listed on the Taiwan Stock Exchange. Because of this concentration, the Fund may be subject to additional risks resulting from future political or economic conditions in Taiwan and the possible imposition of adverse governmental laws of currency exchange restrictions affecting Taiwan.

Events or transactions occurring after year end through the date the financial statements were issued, have been evaluated by management in the preparation of the financial statements. The following summarizes the significant accounting policies followed by the Fund in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles.

Security Valuation.  All securities, including those traded over-the-counter, for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund’s net asset value per share or, if there were no sales on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). In certain instances where the price determined above may not represent fair market value, the value is determined in such manner as the Board of Directors may prescribe. Foreign securities may be valued at fair value according to procedures approved by the Board of Directors if the closing price is not reflective of current market values due to trading or events occurring in the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. Short-term investments, having a maturity of 60 days or less are valued at amortized cost, which approximates market value, with accrued interest or discount earned included in interest receivable.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification No. 820, Fair Value Measurements (“ASC 820”) requires disclosure surrounding the various inputs that are used in determining the value of each Fund’s investments. These inputs are summarized into the three broad levels listed below. ASC 820 established a three-tier hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets (Level 1 inputs) and the lowest priority to unobservable inputs (Level 3 inputs) when market prices are not readily available or reliable. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the asset or liability, and would be based on the best information available.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – prices determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Notes to Financial Statements (unaudited) (continued)

1.	Significant Accounting Policies – continued

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund’s asset and liabilities carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$262,953,639	$—	$—	$262,953,639

Total	$262,953,639	$—	$—	$262,953,639

Repurchase Agreements.  In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation.  The financial accounting records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments in securities.

Forward Foreign Currency Transactions.  A forward foreign currency contract (“Forward”) is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk or for other risk management purposes. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation of Forwards is included in the Statement of Assets and Liabilities and is carried on a net basis. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of February 28, 2010 the Fund had no open Forwards.

Indemnification Obligations.  Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Taxes.  As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment company taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. The Fund is organized in Delaware and as such is required to pay Delaware an annual franchise tax. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on equities and 0.1% on mutual fund shares of the transaction amount.

The Fund’s functional currency for tax reporting purposes is the New Taiwan dollar.

The Company recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Company’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns

  Notes to Financial Statements (unaudited) (continued)

1.	Significant Accounting Policies – continued

filed for open tax year (2006-2008), or expected to be taken in the Fund’s 2009 tax returns. The Company identifies its major tax jurisdictions as U.S. Federal, Delaware and foreign jurisdictions where the Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Investment Income.  Dividend income is recorded on the ex-dividend date; except, where the ex-dividend date may have passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Taiwanese companies typically declare dividends in the Fund’s third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

Distributions to Stockholders.  The Fund distributes to stockholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), stockholders may elect to have all cash distributions automatically reinvested in Fund shares. (See the summary of the Plan.) Unless the Board of Directors elects to make a distribution in shares of the Fund’s common stock, stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

These differences are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sales, net operating losses, post October loss deferrals, capital loss carryforwards and dividend redesignations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

Security Transactions.  Security transactions are accounted as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Use of Estimates.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	Purchases and Sales of Securities

For the six months ended February 28, 2010, purchases and sales of securities, other than short-term securities, aggregated $111,692,763 and $102,574,403, respectively.

3.	Fees and Other Transactions with Affiliates

Management Fee.  As the Fund’s investment adviser, HSBC Global Asset Management (Taiwan) Limited, receives a basic fee that is computed daily at an annual rate of 1.00% of the Fund’s average net assets. The basic fee is subject to monthly performance adjustments based on the Fund’s investment performance as compared to the Taiwan Stock Exchange Index over a rolling 36-month period (the “performance adjustments”). The basic fee may increase or decrease by + or -0.30% depending on the fund’s performance.

Effective January 1, 2008 through March 31, 2009, the Adviser agreed to waive a portion of the basic fee so that the basic fee

  Notes to Financial Statements (unaudited) (continued)

3.	Fees and Other Transactions with Affiliates – continued

would not exceed 1.00% of the Fund’s average daily net assets. The performance adjustments were unchanged by this fee waiver.

For the six months ended February 28, 2010, the management fee, including the performance adjustments, was equivalent to an annual rate of 0.70% of average net assets.

Directors Fees.  No director, officer or employee of the Adviser or its affiliates receives any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its directors who is not a director, officer or employee of the Adviser an annual fee of $20,000 plus $2,500 for each Board of Directors’ meeting or Committee meeting attended, and $2,500 for each meeting attended by telephone. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings.

Administration Fees.  State Street Bank and Trust Company (“State Street”) provides, or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays State Street a fee at the annual rate of 0.11% of the Fund’s average daily net assets up to $150 million, 0.08% of the next $150 million, and 0.05% of those assets in excess of $300 million, subject to certain minimum requirements. The fund also pays State Street $130,000 per year for certain legal administrative services, including corporate secretarial services and preparing regulatory filings.

4.	Fund Shares

At February 28, 2010, there were $20,000,000 shares of $0.01 par value capital stock authorized, of which 18,575,112 were issued and outstanding. On January 8, 2010, the Fund issued 166 shares of its common stock, valued at $2,435, to shareholders participating in the Fund’s Dividend Reinvestment and Cash Purchase Plan.

5.	Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements. Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact this update will have on its financial statement disclosures.

6.	Subsequent Events

On April 26, 2010, the stockholders of the Fund voted to approve an Investment Advisory and Management Agreement (the “New Advisory Agreement”) between the Fund and Martin Currie Inc. (“Martin Currie”), the Fund’s new investment adviser, which had been approved on January 21, 2010 by the Board and all of the Independent Directors. Effective on or after May 3, 2010, the New Advisory Agreement will replace the Discretionary Investment Management Contract currently in place between the Fund and HSBC Global Asset Management (Taiwan) Limited. Under the New Advisory Agreement, Marin Currie will be entitled to receive a fee for its services, computed daily and payable monthly in US dollars, at the annual rate of 0.90% on the first $150 million in total net assets under management, 0.80% on the next $150 million in total net assets under management and 0.70% on total net assets under management over $300 million.

3.	Fees and Other Transactions with Affiliates – continued

  Other Information (unaudited)

Share Repurchase Program

The Board of Directors of the Fund, at a meeting held on April 23, 2001, authorized the Fund to repurchase up to 15% of the Fund’s outstanding shares of common stock. The Fund will purchase such shares in the open market at times and prices determined by management of the Fund to be in the best interest of stockholders of the Fund. As of February 28, 2010 no shares have been repurchased by the Fund.

Privacy Policy

Privacy Notice

The Taiwan Fund, Inc. collects nonpublic personal information about its stockholders from the following sources:

☐	Information it receives from stockholders on applications or other forms;
☐	Information about stockholders transactions with the Fund, its affiliates, or others; and

☐	Information it receives from a consumer reporting agency.

The Fund’s policy is to not disclose nonpublic personal information about its stockholders to nonaffiliated third parties (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its stockholders to those agents of the Fund who need to know that information to provide products or services to stockholders. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard it stockholders’ nonpublic personal information.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 1-877-864-5056; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the investment adviser voted these proxies during the most recent 12-month period ended June 30 is available without change, upon request, by calling the same number or by accessing the Commission’s website.

Quarterly Portfolio of Investments

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Form N-Q’s are available on the Commission’s website at http://www.sec.gov.  Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-877-864-5056.

  Other Information (unaudited) (continued)

Certifications

The Fund’s chief executive officer has certified to the New York Stock Exchange that, as of April 29, 2010, he was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. The Fund also has included the certifications of the Fund’s chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR file with the Securities and Exchange Commission, for the period of this report.

Board Deliberations regarding Approval of Investment Advisory Agreements

General Background

On January 20, 2010, the Board of Directors, all of whom are Independent Directors, voted to approve and recommend to shareholders an Investment Advisory and Management Agreement (the “Proposed Agreement”) between the Fund and the proposed investment advisor for the Fund, Martin Currie Inc., (“Martin Currie” or the “Proposed Adviser”). The Proposed Agreement, if approved, will replace the current Discretionary Investment Management Agreement, dated April 3, 2009 (the “Current Agreement”) pursuant to which HSBC Global Asset Management (Taiwan) Limited (the “Adviser”) manages the assets of the Fund.

The advisory fee rate to be paid by the Fund under the Proposed Agreement is lower than the base fee rate currently being paid by the Fund under the Current Agreement and, unlike the Current Agreement, would not increase or decrease under the Proposed Agreement if the Fund outperformed or underperformed its benchmark.

Under the terms of the Current Agreement, the Adviser is entitled to receive for its services, a monthly basic fee, payable in NT dollars, at an annual rate of 1.00% of the Fund’s average daily net assets. In addition, the basic fee payable to the Adviser is subject to performance adjustments which may increase or decrease the basic fee (up to 0.30% per annum of the Fund’s average net assets) on a monthly basis, depending on the performance of the Fund’s investment compared to the performance of the Taiwan Stock Exchange Index during a rolling performance period of 36 months. Under the Proposed Agreement, the Proposed Adviser would be entitled to receive a fee for its services, computed daily and payable monthly in US dollars, at the annual rate of 0.90% on the first $150 million in total net assets under management, 0.80% on the next $150 million in total net assets under management and 0.70% on total net assets under management over $300 million. The proposed fee would not be subject to a performance adjustment.

Approval Process

At its meeting in July 2009, the Board of Directors of the Fund (the “Board”), all of whom are Independent Directors, determined that it would be appropriate for the Board to review the arrangements for the management of the Fund’s assets and consider engaging a different investment adviser for the Fund. At that time, the Board appointed a committee (the “Committee”) to oversee the process of reviewing alternative investment advisers. The Committee retained a consultant to assist the Committee in identifying appropriate candidates to serve as investment adviser for the Fund and in preparing a request for proposal to be sent to the candidates. Initially, nine candidates were identified, based on the Committee’s review of information complied by the consultant showing, among other things, that each candidate had experience managing portfolios consisting of Taiwan equity securities and was believed to have performed well in managing those portfolios. Following review by the Committee of additional information compiled by the consultant regarding these nine candidates, three were eliminated due to assessment of their

  Other Information (unaudited) (continued)

capabilities and/or level of interest. The other candidates were asked to submit responses to requests for proposals that were sent to those candidates. Four candidates (each a “Candidate” and together the “Candidates”) submitted responses to the requests for proposals. After reviewing the responses, the Committee requested additional information from each Candidate. After reviewing the additional information provided by the Candidates, the Committee determined that each should make a presentation at the January 20, 2010 meeting of the Board of Directors. In advance of that meeting, each of the Directors was supplied with all of the information provided by each Candidate in response to the request for proposal and the request for additional information. Included in the information supplied by each Candidate was information addressing its compliance structure and its ability to provide the Fund with certain administrative services, and this information was reviewed by the Fund’s Chief Compliance Officer and Assistant Treasurer, respectively, each of whom provided his respective preliminary assessment of the Candidate’s compliance structure and administrative capabilities based on such information. Throughout the process, the Board and the Committee were advised by counsel.

At the Board meeting on January 20, 2010, with all Directors present, each of the Candidates made a presentation to the Board and responded to questions from the Board. Following the presentations, the Board discussed the relative merits of each Candidate and, after Martin Currie, Inc., the Proposed Adviser, agreed to reduce its proposed advisory fee and agreed to reductions in its fee as the Fund’s assets grow, the Board approved the selection of the Proposed Adviser as the investment adviser for the Fund, approved the Proposed Agreement and agreed to submit the selection of the Proposed Adviser for approval by the Fund’s stockholders at the next annual stockholder meeting in April 2010.

In making this selection, the Board noted the Proposed Adviser’s above average performance in managing a portfolio of Taiwan equity securities, the considerable experience of the proposed portfolio manager for the Fund in managing portfolios of equity securities of companies in the China region and the Proposed Adviser’s commitment to on-the-ground research of portfolio companies. The Board also noted that the advisory fee agreed to by the Proposed Adviser compared favorably with fees charged by advisers of other U.S. registered closed-end funds that invest in the China region and with the base advisory fee of the Adviser. The Board also considered the terms and conditions of the Proposed Agreement and the nature, scope and quality of services that the Proposed Adviser is expected to provide to the Fund, including compliance services. The Board also based its decision on the following considerations, among others, although the Board did not identify any consideration that was all important or controlling, and each Director attributed different weights to the various factors.

Nature, Extent and Quality of the Services provided by the Adviser.  The Board reviewed and considered the nature and extent of the investment management services to be provided by the Proposed Adviser under the Proposed Agreement. The Board also reviewed and considered the nature and extent of the non-investment management, administrative services to be provided by the Proposed Adviser under the Proposed Agreement. The Board determined that the Proposed Adviser appeared to be capable of providing the Fund with investment management and administrative services of above average quality.

Performance, Fees and Expenses of the Fund.  The Board noted that the Proposed Adviser had not yet begun providing services to the Fund and, therefore, that there were limitations on the Board’s ability to evaluate the Proposed Adviser’s performance. Based, however, on the performance of the Proposed Adviser in managing a fund of Taiwan equity securities, the Board concluded that there was reason to believe that the Proposed Adviser could achieve above average performance over the long term in managing the Fund. The Board also considered that advisory fee rates under the Proposed Agreement would be lower than the base fee rate under the Current Agreement and, unlike the Current Agreement, would not increase under the Proposed Agreement if the Fund outperformed its benchmark. The Board also noted that other expenses of the Fund were not expected to increase as a result of the retention of the Proposed Adviser.

  Other Information (unaudited) (continued)

Economies of Scale.  The Board considered the economy of scale benefits that the Fund’s stockholders would be afforded as the management fee rate under the Proposed Investment Management Agreement declines as the Fund’s assets grow.

Other Benefits of the Relationship.  The Board considered whether there were other benefits that the Proposed Adviser and its affiliates may derive from their relationship with the Fund and concluded that any such benefits were likely to be minimal.

Resources of the Proposed Investment Adviser.  The Board considered whether the Proposed Adviser is financially sound and has the resources necessary to perform its obligations under the Proposed Agreement, noting that the Proposed Adviser appears to have the financial resources necessary to fulfill its obligations under the Proposed Agreement.

General Conclusions.  After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its stockholders to approve the Proposed Agreement. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above.

  Summary of Dividend Reinvestment and
  Cash Purchase Plan

What is the Dividend Reinvestment and Cash Purchase Plan?

The Dividend Reinvestment and Cash Purchase Plan (the “Plan”) offers stockholders of the Fund, a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to stockholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. Computershare Trust Company, N.A. (the “Plan Administrator”), acts as Plan Administrator for stockholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Administrator.

Who Can Participate in the Plan?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

What Does the Plan Offer?

The Plan has two components; reinvestment of dividends and capital gains distributions and a voluntary cash purchase feature.

Reinvestment of dividends and capital gains distributions

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Administrator on the open market. You will be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases.

If a distribution is declared which is payable in shares or cash at the option of the shareholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to three decimal places. In the case of foreign (non-U.S.) stockholders, reinvestment will be made net of applicable withholding tax.

The Plan will not operate if a distribution is declared in shares only, subject to an election by the stockholders to receive cash.

Voluntary cash purchase option

Plan participants have the option of making investments in Fund shares through the Plan Administrator. You may invest any amount from $100 to $3,000 semi-annually. The Plan Administrator will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Administrator. Checks in U.S. dollars and drawn in U.S. banks) should be made payable to “Computershare”. The Plan Administrator will not accept cash, traveler’s checks, money orders, or third party checks. We suggest you send your check, along with a completed transaction form which is attached to each statement you receive, to the following address to be received at least two business days before the investment date: Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43078,

  Summary of Dividend Reinvestment and
  Cash Purchase Plan (continued)

Providence, RI 02940-3078. The Plan Administrator will return any cash payments received more than thirty days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf.

If your check is returned unpaid for any reason, the Plan Administrator will consider the request for investment of such funds null and void, and shall immediately remove these shares from your account. The Plan Administrator shall be entitled to sell shares to satisfy any uncollected amount plus any applicable fees. If the net proceeds of the sale are insufficient to satisfy the balance of any uncollected amounts, the Plan Administrator shall be entitled to sell such additional shares from your account as may be necessary to satisfy the uncollected balance.

Is There a Cost to Participate?

For purchases from the reinvestment and capital gains distributions, you will pay a pro rata portion of brokerage commissions payable with respect to purchases of shares by the Plan Administrator on the open market. You will also be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of dividends and capital gains distributions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Administrator will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant. The Plan Administrator’s transaction fees for handling capital gains distributions or income dividends will be paid by the Fund.

For purchases from voluntary cash payments, participants are charged a service fee (currently $0.75 per investment) and a per fee (currently $0.05) for each voluntary cash investment. Per share fees include any brokerage commissions the Plan Administrator is required to pay.

Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

What Are the Tax Implications for Participants?

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions. For further information as to the tax consequences of participating in the Plan, you should consult with your tax advisors.

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

  Summary of Dividend Reinvestment and
  Cash Purchase Plan (continued)

Once Enrolled in the Plan, May I Withdraw From It?

You may withdraw from the Plan without penalty at any time by calling the Plan Administrator at 1-800-426-5523, by accessing your Plan account at the Plan Administrator’s web site, www.computershare.com/investor or by written notice to the Plan Administrator.

If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares, and a check for any fractional share (valued at the market value of the shares at the time of withdrawal or termination) less any applicable fees. You may also request that the Plan Administrator sell your shares and send you the proceeds, less a transaction fee of $2.50 and a per share fee of $0.15 for any request for withdrawal or termination. The per share fee includes any brokerage commissions the Plan Administrator is required to pay. Alternatively, you may also request that the Plan Administrator move your whole shares to the Direct Management System, which would allow you to maintain ownership of those whole shares in book entry form on the records of the Fund.

All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in written form. In addition, all sale requests within thirty (30) days of an address change are expected to be submitted in written form.

Whom Should I Contact for Additional Information?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43078, Providence, RI 02940-3078, by telephone at 1-800-426-5523 or through the Internet at www.computershare.com/investor. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

Either the Fund or the Plan Administrator may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

United States Address
The Taiwan Fund, Inc.
c/o State Street Bank and Trust Company
2 Avenue de Lafayette
P.O. Box 5049
Boston, MA
1-877-864-5056
www.thetaiwanfund.com

Investment Adviser
HSBC Global Asset Management (Taiwan) Limited
Taipei, Taiwan

Directors and Officers
Harvey Chang, Chairman of the Board and Director
Bing Shen, Director
Christina Liu, Director
Joe O. Rogers, Director
Michael Holland, Director
M. Christopher Canavan, Jr., Director
Anthony Kai Yiu Lo, Director
Andrew Chen, President
Adelina N.Y. Louie, Secretary and Treasurer
Richard F. Cook, Jr., Chief Compliance Officer
William C. Cox, Assistant Treasurer
Elizabeth A. Watson, Assistant Secretary

Administrator and Accounting Agent
State Street Bank and Trust Company
Boston, MA

Custodians
The Mega International Commercial Bank Co., Ltd.
Taipei, Taiwan
State Street Bank and Trust Company
Boston, MA

Transfer Agent, Dividend Paying Agent and Registrar
Computershare Trust Company, N.A.

Legal Counsel
Clifford Chance US LLP
New York, NY
Lee and Li
Taipei, Taiwan

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
Philadelphia, PA

Item 2. Code of Ethics.
Not required for this filing.
Item 3. Audit Committee Financial Expert.
Not required for this filing.
Item 4. Principal Accountant Fees and Services.
Not required for this filing.
Item 5. Audit Committee of Listed Registrants.
Not required for this filing.
Item 6. Schedule of Investments.
Schedule of Investments is included as part of Item 1.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.
Not required for this filing.
Item 8. Portfolio Managers of Closed-End Management Investment Company.
There have been no changes to any of the registrant’s portfolio managers since last reported in the registrant’s Annual Report dated August 31, 2009 and as filed in Form N-CSR on November 3, 2009 (SEC Accession No: 0000950123-09-056636 ).
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors during the period covered by this Form N-CSR filing.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s

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during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Not required for this filing.

(a)(2)	The certifications required by Rule 30a-2 of the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)	Not required for this filing.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE TAIWAN FUND, INC.

By:	/s/ Andrew Chen
Andrew Chen
President of The Taiwan Fund, Inc.

Date:	April 26, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Chen
Andrew Chen
President of The Taiwan Fund, Inc.

Date:	April 26, 2010

By:	/s/Adelina Louie
Adelina Louie
Treasurer of The Taiwan Fund, Inc.

Date:	April 26, 2010

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